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                         UBS PACE SELECT ADVISORS TRUST

                 UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
           UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 5, 2001

                                                                  August 6, 2002

Dear Investor,

This is a supplement to the Statement of Additional Information ("SAI") for UBS PACE Select Advisors Trust ("Trust"). The purpose of the supplement is to notify you of changes in investment advisors for UBS PACE Intermediate Fixed Income Investments and UBS PACE International Emerging Markets Equity Investments.

A significant part of the services you receive within the UBS PACE Program is the ongoing review and due diligence by UBS Global Asset Management (US) Inc. ("UBS Global AM") of the UBS PACE investment advisors. As part of this process, the board of trustees of the Trust has engaged new investment advisors to sub-advise all or a portion of the above listed funds' assets. The funds, their prior and new investment advisors and the dates on which each assumed their management responsibilities are listed in the table below.

UBS PACE FUND                            PRIOR INVESTMENT ADVISOR               NEW INVESTMENT ADVISOR
---------------------------------------- -------------------------------------- --------------------------------------
UBS PACE Intermediate Fixed Income       Metropolitan West Asset Management,    BlackRock Financial Management, Inc.
Investments                              LLC                                    (July 29, 2002)

UBS PACE International Emerging          Schroder Investment Management North   Baring International Investment
Markets Equity Investments               America Inc.                           Limited (August 2, 2002)

                                                                                Gartmore Global Partners
                                                                                (August 2, 2002)

The new investment advisors and related changes to any fees are described in greater detail below.

                                                                Item #:ZS-157
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AS A RESULT OF THESE CHANGES, THE SAI DATED NOVEMBER 5, 2001 IS REVISED AS
FOLLOWS:

I.   THE FUNDS AND THEIR INVESTMENT POLICIES

     A. UBS PACE Intermediate Fixed Income Investments - On p. 4, the second sentence of the first paragraph is replaced with the following:

          BlackRock Financial Management, Inc. ("BlackRock") serves as the fund's investment advisor.

     B.   UBS PACE International Emerging Markets Equity Investments:

          1. The last paragraph on p. 8 and the first two paragraphs of page 9 are replaced with the following:

               UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS has an investment objective of capital appreciation. Baring International Investment Limited ("Baring") and Gartmore Global Partners ("GGP") serve as the fund's investment advisors. UBS Global AM allocates the Fund's assets between the two investment advisors. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies (1) that are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in an emerging market country, (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country, or (4) that have at least 50% of their assets situated in such a country. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies.

               Baring and/or GGP may at times determine, based on their own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. The fund normally invests in the securities of issuers from three or more emerging market countries.

               Under normal circumstances, the fund may invest only up to 20% of its net assets in bonds, including U.S. government bonds, foreign government


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               bonds and bonds of private U.S. and foreign issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of private issuers are rated at the time of purchase at least A by S&P or Moody's or, if unrated, determined by the investment advisor to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P or determined by the investment advisor to be of comparable quality.

          2.   The third paragraph of page 9 is deleted in its entirety.

II.  INVESTMENT MANAGEMENT, ADMINISTRATION AND PRINCIPAL UNDERWRITING
     ARRANGEMENTS

     A. UBS PACE Intermediate Fixed Income Investments - On page 55, the first paragraph in the section for this fund is replaced with the following:

          Under the Sub-Advisory Agreement for this fund with BlackRock, UBS Global AM (not the fund) pays BlackRock a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $120 million and 0.10% of the fund's average daily net assets above $120 million. Prior to July 29, 2002 Metropolitan West Asset Management, LLC was the fund's investment advisor. Prior to October 10, 2000, Pacific Income Advisers, Inc. was the fund's investment advisor. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, UBS Global AM paid or accrued investment advisory fees to the prior investment advisors of $459,159, $276,073 and $246,706, respectively. BlackRock is a Delaware corporation founded in 1988 and is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $250 billion of assets under management as of June 30, 2002. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., which is also the parent company of the fund's transfer agent.

     B. UBS PACE International Emerging Markets Equity Investments - On page 57, the first paragraph in the section for this fund is replaced with the following:

          Under the current Advisory Agreements for this fund with Baring and GGP, UBS Global AM (not the fund) pays each of these investment advisors a fee in the annual amount of 0.50% on the average daily net assets of the fund that it manages. Prior to August 2, 2002, Schroder Investment Management North America Inc. , a wholly owned subsidiary of Schroder U.S. Holdings Inc., was the fund's sole investment advisor. The fund's investment advisor prior to July 1, 1999 was Schroder Capital Management International Inc., another wholly owned


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          subsidiary of Schroder U.S. Holdings Inc. For the fiscal years ended
          July 31, 2001, July 31, 2000 and July 31, 1999, UBS Global AM paid or accrued investment advisory fees to the prior investment advisors of $842,932, $450,653 and $341,405, respectively. The Baring group was founded in 1762 and operates today as part of the ING Group, one of the largest financial institutions in Europe and one of the world's largest providers of integrated financial services. GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional marketplace. Gartmore Group, the brand name of Nationwide Mutual Insurance Company's asset management business, represents a unified global marketing and investment platform featuring nine affiliated investment advisors including GGP.